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                             EXHIBIT 99

 Trustee's Remittance Report in  respect of the August Remittance Date.






            [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]

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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1

                                                                               FROM                 JUNE 15, 1997
                                                                                TO                  JULY 15, 1997
                                                                            FIXED RATE              VARIABLE RATE
                                              TOTAL                            GROUP                    GROUP
                                 -------------------------------  -------------------------------  ---------------
i) AVAILABLE PAYMENT AMOUNT....                    13,277,222.69                     8,383,275.88     4,893,946.80
Portions subject to
  bankrupty....................                             0.00
(ii) CLASS A-1 PRINCIPAL
  BALANCE (Beginning)..........                   184,177,374.94
CLASS A-2 PRINCIPAL BALANCE
  (Beginning)..................                    18,259,000.00
CLASS A-3 PRINCIPAL BALANCE
  (Beginning)..................                   127,073,000.00
CLASS A-4 PRINCIPAL BALANCE
  (Beginning)..................                    47,407,000.00
CLASS A-5 PRINCIPAL BALANCE
  (Beginning)..................                    25,494,000.00
CLASS A-6 PRINCIPAL BALANCE
  (Beginning)..................                    33,989,000.00
CLASS A-7 PRINCIPAL BALANCE
  (Beginning)..................                    50,000,000.00
CLASS A-8 PRINCIPAL BALANCE
  (Beginning)..................                    87,918,488.52
POOL PRINCIPAL BALANCE
  (Beginning)..................                   574,317,863.46                   486,399,374.94    87,918,488.52
(iii) MORTGAGES:
NUMBER OF PRINCIPAL
  PREPAYMENTS..................                              171                              122               49
PRINCIPAL BALANCE OF MORTGAGES
  PREPAYING....................                     9,192,499.76                     4,788,609.30     4,403,890.46
(iv) AMOUNT OF CURTAILMENTS
  RECEIVED.....................                       118,605.96                       118,207.16           398.80
(v) AGGREGATE AMOUNT OF
  PRINCIPAL PORTION OF MONTHLY
  PAYMENTS RECEIVED............                       739,732.07                       690,066.99        49,665.08
(vi) INTEREST RECEIVED ON
  MORTGAGES....................                     4,991,626.66                     4,276,709.54       714,917.12

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
                                                                               FROM                 JUNE 15, 1997
                                                                                TO                  JULY 15, 1997
                                                                            FIXED RATE              VARIABLE RATE
                                              TOTAL                            GROUP                    GROUP
                                 -------------------------------  -------------------------------  ---------------
(vii) AGGREGATE ADVANCES.......                     3,919,090.42                     3,316,281.73       602,808.69
(viii) a. DELINQUENCY
  INFORMATION (INCLUDES
  BANKRUPTCY & FORECLOSURES &
  REO): MORTGAGE DELINQUENCIES
  30-59 DAYS:
NUMBER.........................                              186                              159               27
PRINCIPAL BALANCE..............                     9,583,958.58                     7,029,697.67     2,554,260.91
% OF PRINCIPAL.................                         1.700000%                        1.460000%        3.060000%
MORTGAGE DELINQUENCIES 60-90
  DAYS:
NUMBER.........................                               73                               69                4
PRINCIPAL BALANCE..............                     4,026,182.10                     3,742,685.84       283,496.26
% OF PRINCIPAL.................                         0.710000%                        0.780000%        0.340000%
MORTGAGE DELINQUENCIES 90 DAYS
  OR MORE:
NUMBER.........................                               58                               49                9
PRINCIPAL BALANCE..............                     2,905,582.71                     2,227,217.92       678,364.79
% OF PRINCIPAL.................                         0.510000%                        0.460000%        0.810000%
b. MORTGAGES IN BANKRUPTCY
  (TOTAL)
NUMBER.........................                               53                               44                9
PRINCIPAL BALANCE..............                     2,752,157.28                     2,179,008.28       573,149.00
% OF PRINCIPAL.................                         0.490000%                        0.450000%        0.690000%
BANKRUPTCY MORTGAGE
  DELINQUENCIES (included in
  (viii) a. above)
BANKRUPTCY MORTGAGE
  DELINQUENCIES 30-59 DAYS:
NUMBER.........................                                3                                3                0
PRINCIPAL BALANCE..............                       152,704.76                       152,704.76             0.00
% OF PRINCIPAL.................                             0.03%                            0.03%            0.00%
BANKRUPTCY MORTGAGE
  DELINQUENCIES 60-90 DAYS:
NUMBER.........................                                4                                4                0
PRINCIPAL BALANCE..............                       265,224.40                       265,224.40             0.00
% OF PRINCIPAL.................                             0.05%                            0.06%            0.00%
BANKRUPTCY MORTGAGE
  DELINQUENCIES 90 DAYS OR
  MORE:
NUMBER.........................                                7                                5                2
PRINCIPAL BALANCE..............                       478,622.42                       301,701.93       176,920.49
% OF PRINCIPAL.................                             0.08%                            0.06%            0.21%
c. MORTGAGES IN FORECLOSURE
  (TOTAL):
NUMBER.........................                                0                                0                0
PRINCIPAL BALANCE..............                             0.00                             0.00             0.00
% OF PRINCIPAL.................                         0.000000%                        0.000000%        0.000000%
FORECLOSURE MORTGAGE
  DELINQUENCIES (included in
  (viii) a. above):
FORECLOSURE MORTGAGE
  DELINQUENCIES 30-59 DAYS:
NUMBER.........................                                0                                0                0

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
                                                                               FROM                 JUNE 15, 1997
                                                                                TO                  JULY 15, 1997
                                                                            FIXED RATE              VARIABLE RATE
                                              TOTAL                            GROUP                    GROUP
                                 -------------------------------  -------------------------------  ---------------
PRINCIPAL BALANCE..............                             0.00                             0.00             0.00
% OF PRINCIPAL.................                             0.00%                            0.00%            0.00%
FORECLOSURE MORTGAGE
  DELINQUENCIES 60-90 DAYS:
NUMBER.........................                                0                                0                0
PRINCIPAL BALANCE..............                             0.00                             0.00             0.00
% OF PRINCIPAL.................                             0.00%                            0.00%            0.00%
FORECLOSURE MORTGAGE
  DELINQUENCIES 90 DAYS OR
  MORE:
NUMBER.........................                                0                                0                0
PRINCIPAL BALANCE..............                             0.00                             0.00             0.00
% OF PRINCIPAL.................                             0.00%                            0.00%            0.00%
d. MORTGAGES IN REO
  (TOTAL-included in 90 days or
  more in (viii)a. above):
NUMBER.........................                                0                                0                0
PRINCIPAL BALANCE..............                                0                                0                0
% OF PRINCIPAL.................                                0                                0                0
e. MORTGAGE LOAN LOSSES 0.00...                             0.00                             0.00             0.00
(ix) ENDING CLASS A-1 PRINCIPAL
 BALANCE......................                    178,580,491.49
ENDING CLASS A-2 PRINCIPAL
  BALANCE......................                    18,259,000.00
ENDING CLASS A-3 PRINCIPAL
  BALANCE......................                   127,073,000.00
ENDING CLASS A-4 PRINCIPAL
 BALANCE.......................                    47,407,000.00
ENDING CLASS A-5 PRINCIPAL
  BALANCE......................                    25,494,000.00
ENDING CLASS A-6 PRINCIPAL
  BALANCE......................                    33,989,000.00
ENDING CLASS A-7 PRINCIPAL
  BALANCE......................                    50,000,000.00
ENDING CLASS A-8 PRINCIPAL
  BALANCE......................                    83,464,534.18
(x) WEIGHTED AVERAGE MATURITY
  OF MORTGAGE LOANS............                     160.03425575                     170.25022798     101.18453053
WEIGHTED AVERAGE MORTGAGE
  INTEREST RATE................                      10.58173515%                       10.719890%        9.785888%
(xi) SERVICING FEES PAID.......                       283,831.17                       239,761.90        44,069.27
SERVICING FEES ACCRUED.........                       284,337.96                       241,666.30        42,671.66
(xii) SECTION 5.04 SERVICER
  PAYMENTS OR REIMBSMTS........                             0.00
(xiii) POOL PRINCIPAL BALANCE
  (ENDING).....................                   564,267,025.67                   480,802,491.49       83,464,534.18
(xiv) RESERVED
(xv) REIMBURSABLE AMOUNTS:
TO SERVICER....................                        15,369.80
TO REPRESENTATIVE..............                             0.00
TO DEPOSITORS..................                             0.00

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
                                                                               FROM                 JUNE 15, 1997
                                                                                TO                  JULY 15, 1997
                                                                            FIXED RATE              VARIABLE RATE
                                              TOTAL                            GROUP                    GROUP
                                 -------------------------------  -------------------------------  ---------------
(xvi) NUMBER OF MORTGAGES
  OUTSTANDING (BEGINNING)......                           12,004                           10,954            1,050
NUMBER OF MORTGAGES OUTSTANDING
  (END)........................                           11,833                           10,832            1,001
(xvii) AGGREGATE INTEREST
  ACCRUED ON THE MORTGAGE
  LOANS........................                     5,017,513.00                     4,319,363.29       698,149.71
(xviii) PRINCIPAL BALANCE OF
  MORTGAGE LOANS / 8.17%.......                                                        253,456.92
PRINCIPAL BALANCE OF MORTGAGE
  LOANS /8.26%.................                                                      3,403,986.32
(xviiiI) SUBORDINATED AMOUNT
  (REMAINING)..................                    78,732,889.00
SPREAD ACCOUNT BALANCE( AFTER
  DISTRIBUTIONS)...............                    19,848,617.86
CUMMULATIVE EXCESS SPREAD
  ACCOUNT RECEIPTS.............                             0.00
EXCESS SPREAD..................                     1,522,159.94                     1,291,304.56       230,855.39
(xx) AGGREGATE MORTGAGE LOAN
  LOSSES.......................                             0.00
(xxi) LIBOR INTEREST
  CARRYOVER....................                                0